UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2005

IDT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16371	22-3415036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Conditions.

On September 27, 2005, IDT Corporation (the “Registrant”) issued a press release (the “Press Release”) reporting its financial results for the fiscal quarter and fiscal year ended July 31, 2005, and announcing that it has restated certain of its financial statements for the first quarter of fiscal 2004 and for fiscal year 2004. The Press Release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On September 27, 2005, the Registrant announced in the Press Release that it has restated its financial statements for the first quarter of fiscal 2004 and for fiscal year 2004 following the determination by management on September 26, 2005, in consultation with the Registrant’s independent auditors Ernst & Young LLP, that there had been an overstatement of the Registrant’s accrual for income taxes related to the first quarter of fiscal 2004. The correction of this accounting error resulted in a decrease of $36.8 million in the Registrant’s deferred tax liability and a corresponding increase in the Registrant’s benefit from income taxes for such period as compared to previously announced results.

The Registrant will restate its financial statements for the first quarter of fiscal 2004 and for fiscal year 2004 in its Annual Report on Form 10-K for fiscal year 2005, which will be filed by October 14, 2005. Accordingly, investors are cautioned not to rely upon the Registrant’s historical financial statements for the first quarter of fiscal 2004, the year to date financial information for the second and third quarters of fiscal 2004 and the historical financial statements for fiscal year 2004 until such time as the Registrant files its Annual Report on Form 10-K for fiscal year 2005.

The Registrant is furnishing the information contained in this Report, including Exhibit 99.1, pursuant to Items 2.02 and 4.02 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC unless otherwise expressly stated in such filing. In addition, this Current Report on Form 8-K and the Press Release contain statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in the Press Release.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

Exhibit 99.1	PressRelease of the Registrant dated September 27, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDT CORPORATION

By:	/s/ James A. Courter
James A. Courter Chief Executive Officer

Dated: September 27, 2005

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	PressRelease of the Registrant dated September 27, 2005.

Exhibit 99.1